KEMPER
AGGRESSIVE GROWTH
FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

Seeking capital appreciation through the use of aggressive investment techniques

                  " . . .    This type of volatility may be
               good because as the market runs up you have the
                      opportunity to sell out of stocks
                        that have become overvalued."





                                                     [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Largest Holdings
8
Portfolio of Investments
10
Financial Statements
12
Notes to Financial Statements
15
Financial Highlights



AT A GLANCE
----------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
TOTAL RETURNS
----------------------------------------------------------------------
FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

----------------------------------------------------------------------

CLASS A                  -2.00%
CLASS B                  -2.21%
CLASS C                  -2.21%
LIPPERGNMA CAPITAL
APPRECIATION
 CATEGORY AVERAGE*       -3.26%
---------------------------------------------------------------------------

Returns are historical and do not represent future results.
Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

---------------------------------------------------------------------------
 NET ASSET VALUE
---------------------------------------------------------------------------
                                 AS OF     AS OF
                                3/31/97   12/31/96
---------------------------------------------------------------------------
KEMPER AGGRESSIVE
GROWTH FUND CLASS A              $9.31     $9.50
---------------------------------------------------------------------------
KEMPER AGGRESSIVE
GROWTH FUND CLASS B              $9.29     $9.50
---------------------------------------------------------------------------
KEMPER AGGRESSIVE GROWTH FUND
CLASS C                          $9.29     $9.50
---------------------------------------------------------------------------

There are special risk considerations associated with the fund including operation as a non-diversified fund, which allows more assets to be invested in fewer issuers, and flexibility to concentrate in various investment sectors and to invest significant assets in smaller companies, which present greater risk than larger more established companies. There is no assurance that the fund's management style will be successful or that the fund will achieve its objective.

TERMS TO KNOW

BLUE CHIP STOCK Common stock of a nationally known company that has a long record of profit growth and dividend payment and a reputation for quality management, products and services.

INITIAL PUBLIC OFFERING A corporation's first offering of stock to the public.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current market price per share by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

  The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

  Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

  Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

  Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

  In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

  Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

  Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

  Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (4/30/97)   6 MONTHS AGO    1 YEAR AGO      2 YEARS AGO
    10-YEAR TREASURY RATE(1)         6.69            6.53         6.51             7.06
    PRIME RATE(2)*                   8.3             8.25         8.25             9
    INFLATION RATE(3)*               2.79            2.99         2.83             3.05
    THE U.S. DOLLAR(4)               9.32            3.46         8.51           -10.02
    CAPITAL GOOD ORDERS(5)*          6.34            7.46         7.42             9.96
    INDUSTRIAL PRODUCTION(5)*        5.62            3.27         2.57             3.37
    EMPLOYMENT GROWTH(6)             2.23            2.2          2.07             2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of March 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


term interest rates no lower than 6.75 percent and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

  A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

  Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 21, 1997

PERFORMANCE UPDATE

[STALZER PHOTO]

KURT R. STALZER JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JANUARY 1997 WITH OVER 15 YEARS OF INVESTMENT EXPERIENCE. HE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER AGGRESSIVE GROWTH FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

BASED ON STRONG FUNDAMENTAL ANALYSIS, KEMPER AGGRESSIVE GROWTH FUND IS ABLE TO CONCENTRATE ITS HOLDINGS IN THOSE COMPANIES THAT PORTFOLIO MANAGER KURT STALZER BELIEVES TO HAVE THE BEST GROWTH PROSPECTS. THE FOLLOWING INTERVIEW DISCUSSES HIS MANAGEMENT PHILOSOPHY AND THE CURRENT MARKET CONDITIONS.

Q    IN THE THREE MONTHS SINCE THIS FUND'S INCEPTION THE MARKET HAS BEEN
VOLATILE. HOW HAS THIS AFFECTED THE FUND'S PERFORMANCE?

A    The fund has under-performed the broader market but has outperformed its peers in the Capital Appreciation category according to Lipper Analytical Services, Inc. The fund was not fully invested in January and missed some of the run in the market which would account for its underperformance relative to the market. During February and March the fund continued to hold relatively high cash positions which helped us against our peers.

Q    KEMPER AGGRESSIVE GROWTH FUND IS ABLE TO HOLD LARGE POSITIONS, AND IN
CERTAIN CIRCUMSTANCES IN EXCESS OF FIVE PERCENT ACCORDING TO THE PROSPECTUS. HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?

A    We look for companies with the potential to deliver sustainable, predictable earnings growth over a two- to five-year time period and attractive valuations. When examining the business, we look for companies that hold distinct advantages over their competition. The advantage can come from being the low cost provider, holding a dominant market share, holding advantages in pricing flexibility or participating in a specialized niche. We also look for "consolidators." Consolidators are companies that, through mergers and acquisitions, become more efficient or market leaders.

Q    CAN YOU GIVE SPECIFIC EXAMPLES?

A    One stock I like is Gadzooks, an attractively valued, niche apparel company. They sell only brand names, use a unique inventory management system and cater to the teenage segment. The teenage demographic is strong because they have considerable disposable income and are fashion conscious. For a clothing retailer, this company has tremendous growth: adding 20% more stores annually and growing existing stores by 10%. Another company I like is Suiza Foods, a consolidator within the dairy business. They make sound acquisition decisions that are not dilutive and the profit margins of the companies acquired tend to improve after consolidation.

Q    THE FUND IS ABLE TO INVEST IN ANYTHING FROM INITIAL PUBLIC OFFERINGS TO
LARGE, BLUE CHIP STOCKS. IS THE FUND CURRENTLY CONCENTRATED IN A PARTICULAR MARKET CAPITALIZATION?

A    No, we are looking for good deals, and if they happen to appear in small or large

PERFORMANCE UPDATE


company stocks the fund can take advantage of them. The current size of the fund gives us considerable flexibility. The positions that we purchase now are small due to favorable market valuations. Because of the fund's size, if we need to move in and out of a small stock we can do so without much concern for the liquidity of an issue.

Q    THE END OF THE FIRST QUARTER SAW CONSIDERABLY MORE VOLATILITY IN THE MARKET
THAN WE HAVE SEEN LATELY. WHAT TYPE OF OPPORTUNITY DID THAT CREATE?

A    This type of volatility, not broad market corrections but more sector oriented, is good because as the market runs up you may have the opportunity to sell out of stocks that have become overvalued. When the market goes down you may be able to purchase good stocks that have declined, but are still fundamentally sound. The volatility created opportunity in areas such as software, semiconductors and niche oriented service companies. We will be watching these areas for more buy signals.

Q    WHAT DO YOU SEE FOR THE MARKET IN THE NEAR FUTURE AND HOW WILL YOU POSITION
THE PORTFOLIO?

A    In the current economic environment there is some evidence of increasing interest rates and higher inflation--particularly wage inflation, and heightened concerns over corporate earnings. In an increasing interest rate environment, basic industry and capital goods companies will feel pressure. Within consumer non-durables, full-service lodging remains attractive--occupancy rates are up, pricing is strong and the supply of new hotels is quite low. Financial services are attractive once again because their prices retreated when interest rates experienced a modest increase. The general perception is that financial companies' earnings are dictated by interest rates; but, as banks and other specialty financial companies derive more revenue from fees they are less effected by interest rates.

     Based on our market outlook, we are maintaining a portfolio that contains companies with high predictability and stability in their earnings. We feel focusing on these types of companies is the best strategy in an uncertain market environment.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 29.3% of the fund's common stock holdings on March 31, 1997

-----------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                          PERCENT
-----------------------------------------------------------------------------------------------------------
1           USLIFE                       A life insurance-based holding company comprised of       3.9%
                                         eleven wholly owned subsidiaries.

2           SUIZA FOODS                  Processes 65% of the fresh milk in Puerto Rico. Makes     3.3%
                                         refrigerated fruit drinks, fresh milk and dairy
                                         products in Florida and packaged ice in Florida and
                                         the Southeast United States.

3           CULLIGAN WATER               Designs, manufactures and distributes systems that        3.3%
            TECHNOLOGIES                 provide solutions to water problems for residential,
                                         commercial, industrial and municipal customers.

4           GLOBAL                       A major supplier of pipeline construction, derrick and    3.2%
            INDUSTRIES                   diving services to the offshore oil and gas industry
                                         in the Gulf of Mexico.

5           ROYAL CARIBBEAN              One of the leading providers of cruises for North         3.2%
            CRUISES                      American passengers as well as a leading provider in
                                         the Caribbean market.

6           GADZOOKS                     A regional apparel retailer on the East Coast.            2.6%

7           PRECISION                    Worldwide manufacturer of complex metal components and    2.5%
            CASTPARTS                    products of the aerospace, power generation, energy,
                                         general industrial, automotive and other markets.

8           SUNGARD                      Provides specialized computer services, principally       2.5%
            DATA SYSTEMS                 disaster recovery services and proprietary investment
                                         support systems for financial institutions.

9           TELLABS                      Engaged in designing, assembling, marketing and           2.4%
                                         servicing telephone-related signaling and transmission
                                         systems.

10          CONSOLIDATED                 One of the fastest growing printing companies in the      2.4%
            GRAPHICS                     United States.


* Portfolio holdings and composition are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1997

---------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
COMMON STOCKS                                                                                  SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.7%                   Dekalb Genetics Corp.                                 2,200   $  117,000

---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.5%                   (a)Culligan Water Technologies                           5,000      196,000
                                      (a)Miller Industries                                    10,000      120,000
                                         Precision Castparts Corp.                             3,000      153,000
                                         Watsco, Inc.                                          4,000      102,000
                                         ----------------------------------------------------------------------------
                                                                                                          571,000
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--23.8%             (a)AccuStaff                                             5,600       94,000
                                         CKE Restaurants                                       6,000      133,000
                                      (a)CapStar Hotel Company                                 4,100      115,000
                                         Consolidated Graphics, Inc.                           5,000      143,000
                                      (a)Four Seasons Hotel Ltd.                               6,000      138,000
                                      (a)Gadzooks, Inc.                                        5,000      157,000
                                      (a)ITT Corp.                                             2,000      118,000
                                         Interwest Corp.                                       3,500       56,000
                                         Royal Caribbean Cruises Ltd.                          6,300      192,000
                                      (a)Samsonite Corp.                                       2,900      125,000
                                         Stewart Enterprises, Inc.                             3,800      139,000
                                         U.S. Rentals                                          3,000       54,000
                                      (a)Viacom International, "B"                             4,000      132,000
                                         ----------------------------------------------------------------------------
                                                                                                        1,596,000
---------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.5%                (a)Suiza Foods                                           7,500      201,000
                                         Whitman Corporation                                   4,000       98,000
                                         ----------------------------------------------------------------------------
                                                                                                          299,000
---------------------------------------------------------------------------------------------------------------------
ENERGY--4.6%                          (a)Global Industries, Ltd.                               9,000      192,000
                                      (a)Trico Marine Services Inc.                            2,500      119,000
                                         ----------------------------------------------------------------------------
                                                                                                          311,000
---------------------------------------------------------------------------------------------------------------------
FINANCE--14.7%                        (a)ABR Information Services                              7,000      126,000
                                      (a)Hamilton Bancorp                                      2,600       45,000
                                         Kilroy Realty Corp.                                   5,000      133,000
                                         Long Island Bancorp                                   2,000       66,000
                                         Protective Life Insurance Co.                         3,000      126,000
                                         Sirrom Capital Corporation                            3,600      131,000
                                         USLIFE Corporation                                    5,000      234,000
                                         Wilmington Trust Corp.                                3,000      127,000
                                         ----------------------------------------------------------------------------
                                                                                                          988,000
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.3%                    (a)Boston Scientific Corp.                               2,000      124,000
                                         Cardinal Health                                       2,000      109,000
                                      (a)Dura Pharmaceuticals                                  3,000      107,000
                                      (a)Genzyme Corp.                                         5,000      113,000
                                      (a)National Surgery Centers                              4,000      116,000
                                      (a)Henry Schein, Inc.                                    3,000       87,000
                                      (a)Serologicals Corporation                              7,500      112,000
                                      (a)Total Renal Care Holdings                             4,000      122,000
                                         ----------------------------------------------------------------------------
                                                                                                          890,000

PORTFOLIO OF INVESTMENTS



---------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                              SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.6%                     (a)Comverse Technology                                   3,200   $  126,000
                                      (a)Gartner Group                                         3,800       82,000
                                      (a)Oracle Corp.                                          3,000      116,000
                                         Paychex                                               2,700      111,000
                                      (a)Rofin-Sinar Technologies, Inc.                        7,500      110,000
                                      (a)SunGard Data Systems                                  3,500      152,000
                                      (a)Tech Data Corporation                                 5,500      133,000
                                      (a)Tellabs, Inc.                                         4,000      144,000
                                      (a)Tencor Instruments                                    2,000       72,000
                                         ----------------------------------------------------------------------------
                                                                                                        1,046,000
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.9%                  (a)Eagle USA Airfreight                                  4,000      123,000
                                         Tranz Rail Holdings, Ltd.                             4,100       74,000
                                         ----------------------------------------------------------------------------
                                                                                                          197,000
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--89.6%
                                         (Cost: $6,285,000)                                             6,015,000
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.23% to 5.30%
INSTRUMENTS--8.9%                        Due--April 1997
                                         Federal Home Loan Mortgage Corp.                   $200,000      200,000
                                         Federal National Mortgage Association               400,000      400,000
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--8.9%
                                         (Cost: $600,000)                                                 600,000
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--98.5%
                                         (Cost: $6,885,000)                                             6,615,000
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--1.5%                    101,000
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $6,716,000
                                         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

    Based on the cost of investments of $6,885,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $182,000, the gross unrealized depreciation was $452,000 and the net unrealized depreciation on investments was $270,000.

    See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997


--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $6,885,000)                                              $6,615,000
--------------------------------------------------------------------------
Cash                                                               180,000
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   5,000
--------------------------------------------------------------------------
  Investments sold                                                  97,000
--------------------------------------------------------------------------
  Dividends                                                          1,000
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 6,898,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                            166,000
--------------------------------------------------------------------------
  Management fee                                                     3,000
--------------------------------------------------------------------------
  Distribution services fee                                          2,000
--------------------------------------------------------------------------
  Administrative services fee                                        2,000
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             6,000
--------------------------------------------------------------------------
  Other                                                              3,000
--------------------------------------------------------------------------
    Total liabilities                                              182,000
--------------------------------------------------------------------------
NET ASSETS                                                      $6,716,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $6,943,000
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      32,000
--------------------------------------------------------------------------
Net unrealized depreciation on investments                        (270,000)
--------------------------------------------------------------------------
Undistributed net investment income                                 11,000
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $6,716,000
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,584,000 / 385,100 shares outstanding)                          $9.31
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $9.88
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,955,000 / 210,400 shares outstanding)                          $9.29
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,177,000 / 126,700 shares outstanding)                          $9.29
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

FOR THE PERIOD FROM DECEMBER 31, 1996 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1997

STATEMENT OF OPERATIONS

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
  Interest                                                      $  26,000
-------------------------------------------------------------------------
  Dividends                                                         3,000
-------------------------------------------------------------------------
    Total investment income                                        29,000
-------------------------------------------------------------------------
Expenses:
  Management fee                                                    6,000
-------------------------------------------------------------------------
  Distribution services fee                                         5,000
-------------------------------------------------------------------------
  Administrative services fee                                       3,000
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            6,000
-------------------------------------------------------------------------
  Professional fees                                                 2,000
-------------------------------------------------------------------------
  Other                                                             1,000
-------------------------------------------------------------------------
    Total expenses                                                 23,000
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                               6,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------

  Net realized gain on sales of investments                        32,000
-------------------------------------------------------------------------
  Change in net unrealized depreciation on investments           (270,000)
-------------------------------------------------------------------------
Net loss on investments                                          (238,000)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(232,000)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------
  Net investment income                                                 $    6,000
----------------------------------------------------------------------------------
  Net realized gain                                                         32,000
----------------------------------------------------------------------------------
  Change in net unrealized depreciation                                   (270,000)
----------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                      (232,000)
----------------------------------------------------------------------------------
Net equalization credits                                                     5,000
----------------------------------------------------------------------------------
Net increase from capital share transactions                             6,843,000
----------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             6,616,000
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------

Beginning of period                                                        100,000
----------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $11,000)                                                             $6,716,000
----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Aggressive Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of

NOTES TO FINANCIAL STATEMENTS

                             3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's initial tax year will end on April 30, 1997. No federal income tax provision is required. For future periods, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .20% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .45% to .85% of average daily net assets).

                             During the period ended March 31, 1997, the Fund incurred management fees as follows:

                             Base fee                           $ 9,000
                             Performance adjustment              (3,000)
                                                                -------
                             Total fees                         $ 6,000
                                                                =======

                             Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                             COMMISSIONS     COMMISSIONS
                                                             RETAINED BY   ALLOWED BY ZKDI
                                                                 ZKDI         TO FIRMS
                                                             -----------   ---------------
                             Period ended March 31, 1997       $5,000         25,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                            DISTRIBUTION FEES       COMMISSIONS AND
                                                                AND CDSC           DISTRIBUTION FEES
                                                               RECEIVED BY           PAID BY ZKDI
                                                                  ZKDI                 TO FIRMS
                                                            -----------------      -----------------
                             Period ended March 31, 1997         $6,000                  80,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                ASF PAID BY         ASF PAID BY ZKDI
                                                             THE FUND TO ZKDI           TO FIRMS
                                                             -----------------      -----------------
                             Period ended March 31, 1997          $3,000                  8,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $3,000 for the period ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the period ended March 31, 1997, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended March 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $14,287,000
                             Proceeds from sales                       8,034,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                FOR THE PERIOD ENDED
                                                                                   MARCH 31, 1997
                                                                            ----------------------------
                                                                             SHARES            AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                                        518,000         $ 4,993,000
                             ---------------------------------------------------------------------------
                              Class B                                        214,000           2,048,000
                             ---------------------------------------------------------------------------
                              Class C                                        126,000           1,212,000
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                       (137,000)         (1,321,000)
                             ---------------------------------------------------------------------------
                              Class B                                         (7,000)            (64,000)
                             ---------------------------------------------------------------------------
                              Class C                                         (3,000)            (25,000)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL SHARE
                              TRANSACTIONS                                                   $ 6,843,000
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 31, 1996 (commencement of operations) to March 31, 1997

-----------------------------------------------------------------------       ----------------       ----------------
 PER SHARE OPERATING PERFORMANCE                           CLASS A                CLASS B                CLASS C
-----------------------------------------------------------------------       ----------------       ----------------
Net asset value, beginning of period                        $9.50                   9.50                   9.50
-----------------------------------------------------------------------       ----------------       ----------------
Income from investment operations:
  Net investment income                                       .02                     --                     --
-----------------------------------------------------------------------       ----------------       ----------------
  Net realized and unrealized loss                           (.21)                  (.21)                  (.21)
-----------------------------------------------------------------------       ----------------       ----------------
Total from investment operations                             (.19)                  (.21)                  (.21)
-----------------------------------------------------------------------       ----------------       ----------------
Net asset value, end of period                              $9.31                   9.29                   9.29
-----------------------------------------------------------------------       ---------------        ---------------
TOTAL RETURN (NOT ANNUALIZED)                               (2.00)%                (2.21)                 (2.21)
-----------------------------------------------------------------------       ----------------       ----------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------       ----------------       ----------------
Expenses                                                     1.27%                  2.17                   2.13
-----------------------------------------------------------------------       ----------------       ----------------
Net investment income (loss)                                  .83%                  (.07)                  (.03)
-----------------------------------------------------------------------       ----------------       ----------------


---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                              $6,716,000
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                            813%
---------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the period ended March 31, 1997 was $.0576.
---------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS

STEPHEN B. TIMBERS             CHARLES R. MANZONI, JR.
President and Trustee          Vice President

DAVID W. BELIN                 JOHN E. NEAL
Trustee                        Vice President

LEWIS A. BURNHAM               STEVEN H. REYNOLDS
Trustee                        Vice President

DONALD L. DUNAWAY              PHILIP J. COLLORA
Trustee                        Vice President
                               and Secretary

ROBERT B. HOFFMAN              JEROME L. DUFFY
Trustee                        Treasurer

DONALD R. JONES                ELIZABETH C. WERTH
Trustee                        Assistant Secretary

DOMINIQUE P. MORAX
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                    VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                 222 North LaSalle Street
                                 Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT        ZURICH KEMPER SERVICE COMPANY
                                 P.O. Box 419557
                                 Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT     INVESTORS FIDUCIARY TRUST COMPANY
                                 127 West 10th Street
                                 Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER               ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER            ZURICH KEMPER DISTRIBUTORS, INC.
                                 222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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Printed on recycled paper.

This report is not to be distributed unless preceded or accompanied by a Kemper Equity
Fund prospectus.

KAGGF - 3 (5/97)   1031820                                  [KEMPER FUNDS LOGO]